UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 9, 2017

Quantenna Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37927	33-1127317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3450 W. Warren Avenue
Fremont, California 94538
(Address of principal executive offices, including zip code)
(510) 743-2260
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Quantenna Communications, Inc. (the “Company”) was held on June 9, 2017 at www.virtualshareholdermeeting.com/QTNA. Present at the Annual Meeting or by proxy were holders of 22,211,968 shares of the Company’s common stock, representing 67.01% of the voting power of the shares of the Company’s common stock as of April 12, 2017, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the vote with respect to each such matter are as set forth below:

1.	To elect three Class I directors to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To approve an amendment to the Company’s Amended and Restated Bylaws that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes; and

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.
The voting results for each of these proposals are detailed below.
1.     Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Edward Frank	20,448,442	831,916	931,610
Sam Heidari	19,655,457	1,624,901	931,610
Harold Hughes	19,586,351	1,694,007	931,610
Based on the votes set forth above, each director nominee was duly elected as a Class I director to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	Amendment to the Company’s Amended and Restated Bylaws

For	Against	Abstained	Broker Non-Votes
19,558,762	1,661,774	59,822	931,610
Based on the votes set forth above, the amendment to the Company’s Amended and Restated Bylaws was approved.
3.     Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
22,080,080	100,078	31,810	--
Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017 was ratified.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of Quantenna Communications, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTENNA COMMUNICATIONS, INC.
Date: June 13, 2017
By: /s/ Tom MacMitchell
Tom MacMitchell General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of Quantenna Communications, Inc.